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                                                                   Exhibit 10.19

[Warren Petroleum Company Letterhead]


December 15, 1997                 "Pages where confidential treatment has been
                                  requested are marked 'Confidential Treatment
                                  Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."


Mr. William Puckett
Cedar Bayou Fractionators, L.P.
c/o Warren Petroleum Company,
       Limited Partnership
1000 Louisiana, Suite 5800
Houston, Texas 77002

PRODUCT AND RAW MAKE STORAGE AGREEMENT #84-969
WARREN'S MONT BELVIEU, TEXAS STORAGE FACILITY

Dear Bill:

Subject to the following general terms and conditions and the attached specific terms and conditions, Warren Petroleum Company, Limited Partnership ("Warren") agrees to provide natural gas liquid storage for Cedar Bayou Fractionators, L.P. ("CBF") at its underground storage facilities situated in Mont Belvieu, Texas. Warren and CBF sometimes shall be referred to hereinafter individually as a "Party" or collectively as the "Parties".

1. PRODUCT AND RAW MAKE STORAGE. For and in consideration of the rates and fees to be paid by CBF to Warren as provided herein, Warren hereby agrees to lease storage space at its Facilities (as defined below) for the storage of up to, but not to exceed, the maximum quantity of natural gas liquid specification products ("Product(s)") and Raw Make (as defined hereinafter) set forth in Exhibit "B" which is attached hereto and made a part hereof (the "Lease Volume").

2.    DEFINITIONS.   For the purpose of this Agreement, the following terms and expressions shall have the following meanings:

      "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns 50% or more of the voting securities of the specified Person, if the specified Person owns 50% or more of the voting securities of such Person, or if

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December 15, 1997
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      50% or more of the voting securities of the specified Person and such
      Person are under common control.

      "Agreement" shall mean this Product and Raw Make Storage Agreement
      #84-969.

      "Back-End Mix" shall mean any mixture of Products which will be fractionated by the Fractionation Facility without requiring the use of the Fractionator's de-ethanizer or de-propanizer.

      "Barrel" shall mean forty-two (42) U. S. Gallons.

      "Base Rate" shall have the meaning specified in Section 11 hereinafter.

      "BPD" shall mean Barrels per Day.

      "Business Day" shall mean a Day on which Federal Reserve member banks in New York City are open for business.

      "Cedar Bayou Fractionator" shall mean that certain fractionator owned by Cedar Bayou Fractionators, L.P. situated in the City of Mont Belvieu, Chambers County, Texas.

      "CBF Group" shall have the meaning specified in Section 4 hereinafter.

      "Claims" shall have the meaning specified in Section 4.

      "Commencement Date" shall mean January 1, 1998, the date this Agreement commenced.

      "Contract Year" shall mean a period of 365 Days commencing as of the Commencement Date of this Agreement and each yearly anniversary thereof; provided, however, that any calendar year which contains the date of February 29, shall consist of 366 Days.

      "Day or Daily" shall mean a twenty-four (24) hour period commencing 7:00 a.m. Central Standard or Daylight Savings time, as applicable, and extending until 7:00 a.m. Central Standard or Daylight Savings time, as applicable, on the following Day.

      "Effective Date" shall mean the date on which CBF may begin to store Product(s) and Raw Make under this Agreement as set forth in Exhibit "A".

      "Facilities" shall mean the underground storage facilities owned by Warren at or near Mont Belvieu, Texas, including, but not limited to, all storage caverns, related surface and subsurface equipment, and loading and unloading terminals.

      "Force Majeure" shall have the meaning specified in Section 17 hereinafter.

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December 15, 1997
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      "Gallon" shall mean the unit of volume used for the purpose of measurement of liquid. One (1) U.S. liquid Gallon contains two hundred thirty-one
      (231) cubic inches when the liquid is at a temperature of sixty degrees Fahrenheit (60 DEG. F) and at the vapor pressure of the liquid being measured.

      "Lease Volume" shall have the meaning specified in Section 1 above.

      "Month" or "Monthly" shall mean a period commencing on the first Day of a calendar Month and extending until the first Day of the next succeeding calendar Month.

      "Offspec Product" shall have the meaning specified in Section 4 hereinafter.

      "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint venture, trust, or other organization of any nature or kind.

      "Product(s)" shall have the meaning specified in Section 1 above.

      "Raw Make" shall mean Y-Grade Raw Product, Back-End Mix and other
       Unfractionated Products.

      "Receiving Pipeline" shall have the meaning specified in Section 5 hereinafter.

      "Unfractionated Products" shall mean unfractionated liquid hydrocarbons products excluding Y-Grade Raw Product and Back-End Mix.

      "Warren Group" shall have the meaning specified in Section 4.

      "Y-Grade Raw Product" shall mean any mixture of liquid hydrocarbons which will be fractionated at the Cedar Bayou Fractionator which will require the use of a de-ethanizer, a de-propanizer, a de-butanizer, and a butane splitter.

3. TERM. The term of this agreement shall commence on the Effective Date and shall terminate on the date specified in Exhibit "A". Unless a new storage agreement is entered into or this agreement is renewed, at the expiration or termination of this Agreement, CBF shall remove all Product(s) and Raw Make stored hereunder on or before the last Day of the term of this Agreement subject to the payment of all accrued storage fees and other charges hereunder and Warren's lien as set forth herein. In the event CBF fails to remove its Product(s) and Raw Make at the expiration of the term of this Agreement, Warren shall have the right to sell all or any portion of such Product(s) and Raw Make on terms and at such prices as Warren, in its sole discretion, deems appropriate under the then existing circumstances. If Warren sells all or a portion of CBF's Product(s) and/or Raw Make under the terms of this Section 3, within sixty (60) Days of its receipt of the proceeds


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      derived from the sale of such Product(s) and/or Raw Make, Warren shall remit same to CBF less (i) all of Warren's costs and expenses associated with any such sale(s), including, but not limited to, the cost of fractionating the Raw Make, if required, (ii) a sales commission equal to five percent (5%) of the gross proceeds of such sale(s), and (iii) any fees then due and owing by CBF to Warren.

4.    PRODUCT AND RAW MAKE SPECIFICATIONS.

      (a) All deliveries of Product(s) and Raw Make by CBF hereunder shall meet Warren's specifications for the type of Product(s) and Raw Make stored, as such specifications may change from time to time, the most current of which are set forth in Exhibit "B" attached hereto and made a part hereof. Warren reserves the right to perform an analysis of CBF's Product(s) and Raw Make prior to accepting same for storage, but assumes no responsibility for doing so, and may refuse to accept delivery of such Product(s) and/or Raw Make if it is contaminated or otherwise fails to conform with the applicable specifications. If Warren accepts into storage Offspec Product or Offspec Raw Make delivered by the CBF Group, CBF shall reimburse Warren for the reasonable costs and expenses incurred in handling such Offspec Product and/or Offspec Raw Make.

      (b) CBF AGREES TO AND DOES INDEMNIFY FULLY AND HOLD HARMLESS WARREN AND ITS AFFILIATES AND ITS AND THEIR RESPECTIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS ("WARREN GROUP") AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, WHETHER PERSONAL INJURY DAMAGES OR DAMAGES OR LOSSES OF ANY PROPERTY, DEMANDS, CLAIMS, PENALTIES, FINES, ACTIONS, SUITS, LEGAL, ADMINISTRATIVE OR ARBITRATION OR ALTERNATIVE DISPUTE RESOLUTION PROCEEDINGS, JUDGMENTS, ORDERS, DIRECTIVES, INJUNCTIONS, DECREES OR AWARDS OF ANY JURISDICTION, COSTS AND EXPENSES (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS' FEES AND ANY COST OR EXPENSE OF INCIDENT INVESTIGATION) (COLLECTIVELY REFERRED TO HEREINAFTER AS "CLAIMS") ARISING OUT OF OR IN ANY MANNER RELATED TO OR CAUSED BY CBF AND ITS AFFILIATES AND ITS AND THEIR RESPECTIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS ("CBF GROUP") DELIVERING OR CAUSING TO BE DELIVERED INTO THE FACILITIES ANY PRODUCT(S) WHICH IS CONTAMINATED AND/OR FAILS TO MEET THE APPLICABLE SPECIFICATIONS ("OFFSPEC PRODUCT") AND ANY RAW MAKE IS CONTAMINATED AND/OR FAILS TO MEET THE APPLICABLE SPECIFICATIONS ("OFFSPEC RAW MAKE").

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5.     PRODUCT RAW MAKE DELIVERY AND REDELIVERY.  Product(s) and Raw Make
       redelivered to CBF out of the Facilities will only be made on the request of CBF's designated representative or duly authorized agent. Warren will not recognize sales, assignments or transfers of title to Product(s) and Raw Make while in storage unless made in a manner approved by Warren in advance (such approval is not to be unreasonably withheld) and then only to another person or entity that has entered into a valid storage agreement with Warren. Product(s) shall be delivered and redelivered hereunder from or into any common carrier pipeline currently connected to the Facilities, or from or into barges, or from or into tank car or truck unloading or loading racks in the Facilities. Raw Make shall be redelivered to CBF through pipelines owned either by Warren or CBF which are connected to the Facilities and the Cedar Bayou Fractionator. Warren's redelivery of Product(s) to CBF shall be subject to operating conditions, rates of delivery, delivery pressures, scheduling, etc. of the pipeline (the "Receiving Pipeline") and the barges, tank cars and trucks into which CBF requests Product(s) be redelivered and the loading facilities used in connection therewith. Warren's redelivery of Raw Make to CBF shall be subject to operating conditions, rates of delivery, delivery pressures, scheduling, etc. of the pipeline (the "Raw Make Pipeline"). Custody of the Product(s) and Raw Make delivered or redelivered hereunder shall be deemed to be transferred at the point where the Product(s) and Raw Make enters into the Facilities and is measured or the Receiving Pipeline, Raw Make Pipeline, barge, tank car, or truck, as applicable. CBF shall use its best efforts to give Warren reasonable notice of deliveries or withdrawals of Product(s) and Raw Make. Warren shall not be required to receive or redeliver Product(s) unless it has been given at least fifteen (15) Days advance written notice of such Product(s) delivery or redelivery, but always subject to the physical capabilities of the Facilities. Measurement of Product(s) and Raw Make delivered or redelivered hereunder shall take place as near to the points of delivery or redelivery as practicable to Warren and shall be made by Warren in accordance with Warren's standard measurement procedures, as such measurement procedures may change from time to time, and shall conform to good measurement practices in the industry and the then current API Manual of Petroleum Measurement Standards. Warren shall furnish CBF with a copy of Warren's measurement procedures by January 1, 1998, and Warren shall furnish CBF with a current copy each time such procedures are changed during the term of this agreement. All measurements made by Warren shall be binding on the Parties hereto unless proven to be in error. CBF shall have the right to witness all such measurements. If deliveries of Product(s) and Raw Make for storage hereunder are made by CBF through the use of tank cars or trucks, Warren shall have the right to prorate tank car or truck shipments in proportion to the Lease Volume for which each storage customer of Warren has contracted, if deemed necessary by Warren in its sole discretion. Tank cars and trucks will be handled on a first in first out basis. All tank cars and trucks shall be suitable for loading and unloading at the Facilities and shall be certified as such by CBF as provided in
       Section 6 hereinafter.

6. CERTIFICATION OF EQUIPMENT. CBF agrees that all tank cars and trucks used to make deliveries or withdrawals at the Facilities shall meet or exceed all federal, state and

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      municipal safety, operating and insurance requirements and that Warren requires CBF to certify same and to provide copies of all government approvals to it before the tank cars and trucks will be accepted at the Facilities.

7.    STENCHING.

      (a) Warren will odorize all shipments of propane out of storage by tank car or truck in accordance with standard industry practice (currently
           1.5 pounds ethyl mercaptan per 10,000 Gallons), or as required by governmental agencies having proper jurisdiction, and will odorize shipments of other Product(s) if requested in writing by CBF to do so. CBF agrees to pay Warren for providing this odorization service the fees set forth in Exhibit "A".

      (b) WHERE WARREN PROVIDES DOCUMENTATION OF THE ODORIZATION REQUIRED BY THIS AGREEMENT AND OTHERWISE HAS COMPLIED WITH ALL APPLICABLE REGULATIONS REGARDING ODORIZATION, CBF AGREES TO DEFEND, INDEMNIFY AND HOLD THE WARREN GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS WHICH ARISE IN CONNECTION WITH ANY OF THE CBF GROUP'S OR ITS CUSTOMER'S TRANSPORTATION, STORAGE, USE, HANDLING, OR RESALE OF ODORIZED PRODUCT(S) AFTER DELIVERY OF CUSTODY, POSSESSION AND CONTROL OF SUCH ODORIZED PRODUCTS TO CBF OR ITS DESIGNEE. THIS INDEMNIFICATION OBLIGATION INCLUDES AMONG ANY OTHER CLAIMS, THOSE COMPRISING LACK OF OR INADEQUATE WARNING MATERIALS, IMPROPER AMOUNTS, USE OR TYPE OF ODORANT, "ODORANT FADING," LACK OF WARNING ON SUPPLEMENTAL WARNING SYSTEMS (SUCH AS GAS DETECTORS) AND IMPROPER TRAINING OR MONITORING OF ANY OF THE CBF GROUP'S AND/OR ITS CUSTOMERS WARNING AND/OR TRAINING PROGRAMS. CBF'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH CLAIMS ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE NEGLIGENCE OF WARREN OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON WARREN, THE ONLY EXCEPTION
           TO SUCH OBLIGATION BEING WHERE THE NEGLIGENCE OF WARREN IS DETERMINED TO BE THE SOLE CAUSE OF SUCH CLAIMS.

      (c) WARREN AGREES TO DEFEND, INDEMNIFY AND HOLD THE CBF GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS RESULTING FROM WARRENS NEGLIGENT OPERATIONS IN THE STORAGE OR HANDLING OF ODORIZED PRODUCTS WHILE IN WARRENS CUSTODY OR CONTROL, INCLUDING, WITHOUT LIMITATION, THAT PORTION OF ANY CLAIMS CAUSED BY THE



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           NEGLIGENCE OF WARREN JOINTLY OR CONCURRENTLY WITH THE NEGLIGENCE
           OF CBF OR ANY MEMBER IN THE CBF GROUP. IT IS UNDERSTOOD AND AGREED THAT THIS INDEMNITY SHALL NOT RELIEVE OR RELEASE CBF FROM ITS INDEMNITY OBLIGATIONS SET FORTH IN 7(B) ABOVE.

8. LOSS ALLOWANCE. Due to normal operating losses which occur in receiving Product(s) and/or Raw Make for storage, storing such Product(s) and redelivering Product(s) out of storage, CBF's withdrawals from storage shall be limited to the percent of the Product(s) and/or Raw Make delivered to Warren hereunder specified in Exhibit "A".

9. TRANSPORTATION COSTS TO AND FROM STORAGE. All transportation charges and other expenses incurred in connection with (i) CBF's delivery of Product(s) and Raw Make to the Facilities for storage and (ii) CBF's receipt of Product(s) and Raw Make from storage shall be paid by CBF directly to such transporter.

10.   STORAGE AND HANDLING CHARGES.

      (a)  CBF shall pay Warren Monthly the fees set forth in Exhibit "A".

      (b) If at the end of any Month(i) the volume of a particular Product and/or Raw Make stored by CBF exceeds the storage volume of such Product and/or Raw Make allocated for that Month as designated by CBF as provided herein (the initial allocation of which is set forth in Exhibit "A"), and/or (ii) the total volume of all Products and Raw Make stored by CBF exceeds the Lease Volume, CBF shall pay to Warren an Excess Storage Fee as set forth in Exhibit "A".

      (c) If at the expiration or termination of this Agreement CBF continues to have Product(s) and/or Raw Make in storage (which the Parties expressly do not contemplate and Warren in no way condones) which was delivered into storage under the terms of this Agreement, then CBF shall pay to Warren two times the Excess Storage Fee as set forth in Exhibit "A" each Month thereafter based on the highest balance of all Products and Raw Make held in storage at any time during such Month. Warren's acceptance of funds pursuant to this Section shall (i) in no way be construed as a renewal of this Agreement, PROVIDED, HOWEVER, CBF shall continue to be bound by all terms and conditions of this Agreement as long as any of CBF's Product(s) and/or Raw Make remains in storage or (ii) in no way effect Warren's rights to sell CBFs Product(s) and Raw Make as provided for in Section 3 above and any other rights that CBF may have.

      (d) Nothing in this Section 10 shall be construed to create an obligation on Warren to accept more Product(s) and Raw Make into storage in excess of (i) the Lease Volume and (ii) the allocation of each Product as set forth in Section 6 of Exhibit



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           "A". At any time there is an excess balance, Warren may by telephone notice to CBF require CBF to remove such excess balance within two working days and if any excess balance remains at the end of such period, then CBF shall reimburse Warren for any costs or liabilities incurred by Warren as a result thereof. Notwithstanding the foregoing, CBF shall never exceed the Lease Volume or the allocation of each Product as set forth in Section 6 of Exhibit "A" without Warren's prior written consent.

11. INVOICING AND PAYMENTS. Each Month during the term of this Agreement, Warren shall invoice CBF for all amounts owed by CBF to Warren hereunder and CBF shall pay to Warren the amounts due no later than (i) ten (10) Days after CBFs receipt of invoice therefor, if the amount of same is fifty thousand dollars ($50,000) or more or (ii) fifteen (15) Days after receipt of invoice therefor, if the amount of same is less than fifty thousand dollars ($50,000). If the Day on which any payment is due is not a Business Day, then the relevant payment shall be due upon the immediately preceding Business Day, except if such payment due date is a Sunday or Monday, then the relevant payment shall be due upon the immediately succeeding Business Day. Any amounts which remain due and owing after the due date shall bear interest thereon at the lower of the United States Treasury 90-Day T-Bill interest rate, as published in the Wall Street Journal on the first day such rate is quoted at the beginning of each calendar quarter, plus thirteen (13%), or the maximum lawful rate of interest (the "Base Rate"). If a good faith dispute arises as to the amount payable in any statement, the amount not in dispute shall be paid. If CBF elects to withhold any payment otherwise due as a consequence of a good faith dispute, CBF shall provide Warren with written notice of its reasons for withholding payment, and, if the amount of such invoice is equal to or greater than five thousand dollars ($5,000) or the total aggregate amount of all invoices in which CBF has withheld payment and is outstanding at any time is greater than or equal to twenty five thousand dollars ($25,000), CBF shall simultaneously place the disputed amount into an escrow account at a mutually acceptable commercial bank, pending resolution of the dispute. CBF's election to withhold payment from Warren and escrow same as provided herein shall be exercised within thirty (30) Days from CBF's receipt of the invoice giving rise to such good faith dispute. After the thirty (30) Day period, CBF shall be required to pay Warren the full amount of the invoice whether or not there is a good faith dispute as to the amount payable. If it is subsequently determined, whether by mutual agreement of the Parties or otherwise, that (i) CBF is required to pay all or any portion of the disputed amounts to Warren or (ii) CBF is entitled to reimbursement for an invoice it paid, in addition to paying such amounts, the Party making such payment also shall pay interest accrued on such amounts at the Base Rate from (1) the original due date until paid in full, if CBF is required to pay, or (2) the date CBF paid the disputed invoice until paid in full, if Warren is required to pay.

12. LIEN FOR UNPAID CHARGES. CBF hereby grants unto Warren a lien against any Product(s) and Raw Make of CBF remaining in storage at any time for any unpaid



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      amounts which may be owing by CBF to Warren hereunder. Except in the case where CBF withholds payment otherwise due as a consequence of a good faith dispute and simultaneously places the disputed amount into an escrow account as provided for in Section 11, Warren specifically reserves the right to refuse to redeliver Product(s) and/or Raw Make stored by CBF at any time that there remains any amounts due and owing by CBF to Warren according to the terms hereof. Without prejudice to any other remedies that Warren may have at law, in equity and/or pursuant to the terms and provisions hereof, Warren may enforce the lien granted herein by public or private sale of any or all of CBFs Product(s) and/or Raw Make remaining in storage and at any time or place and on any terms which Warren, in its sole discretion, deems commercially reasonable after giving CBF not less than five (5) Days notice of such sale.

13.   TITLE TO STORED PRODUCT AND RAW MAKE.  It is understood and agreed that
      (i) title to the Product(s) and Raw Make stored hereunder shall remain in CBF, subject to the Product(s) being commingled with like
      Product(s) belonging to Warren and/or other parties, which CBF hereby grants unto Warren the right to do so, and (ii) Product(s) redelivered to CBF by Warren may not be identical Product(s) delivered by CBF into the Facilities, but shall be considered as fungible goods meeting the same quality specifications. With respect to Product(s) and Raw Make in storage pursuant to this agreement, it is specifically agreed as follows:

      (a) In the event there should be any loss of Product(s) and/or Raw Make (other than normal operating losses) from Warren's storage facilities and such loss is not attributable to the failure of Warren to exercise that degree of care as would be exercised by a reasonably careful Person under like circumstances, then CBF shall be prorated by Warren on the basis of the ratio of CBF's stored Product(s) and/or Raw Make to the total volumes of like stored Product(s) and/or Raw Make in such Facilities, including those volumes owned by CBF, Warren and other third parties.

      (b) In the event there should be a loss from storage and it is ultimately determined that such loss was solely attributable to Warren's failure to exercise that degree of care as would be exercised by a reasonably careful Person under like circumstances, then, subject to the provisions of Section 15 hereinafter, it is agreed that Warren shall have the option, in its sole discretion, to replace CBF's lost volumes with like Product(s) and/or Raw Make or to pay CBF the fair market value of such lost Product(s) and/or Raw Make at the time of the loss.

14. TAXES. CBF shall be responsible for the payment of any and all ad valorem or other taxes or assessments levied or assessed on and attributable to CBF's Product(s) and Raw Make in storage pursuant to this agreement, provided however, that Warren shall have the right, but not the obligation, to pay such taxes on behalf of CBF (but at a like rate no greater than that paid by Warren on its own like Product(s) and Raw Make in storage) and CBF



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      agrees to reimburse Warren for any such taxes paid by Warren within ten
      (10) Days from the date of Warren's invoice therefor.

15.   INDEMNIFICATION AND LIMITATION OF LIABILITY.

      (a) Warren shall not be liable to CBF for any loss of or damage to the Product(s) and/or Raw Make stored by CBF, however caused, unless such loss or damage directly results from the failure of Warren to exercise that degree of care as would be exercised by a reasonably careful Person under like circumstances. If any such loss or damage could not have been avoided through the exercise of such care as a reasonably careful Person would exercise under like circumstances, Warren shall not be liable for such loss or damage.

      (b) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, WARREN SHALL NOT BE RESPONSIBLE FOR ANY LOSSES OR DAMAGES TO THE PRODUCT(S) AND RAW MAKE OR FOR ANY CLAIMS UNDER ANY INDEMNITY OBLIGATIONS THAT WARREN MAY HAVE AS SET FORTH IN THIS AGREEMENT IN EXCESS OF THE STORAGE FEES AND RATES PAID BY CBF TO WARREN AS PROVIDED HEREIN. THE FOREGOING SHALL APPLY WHETHER OR NOT SUCH CLAIMS ARE FOUNDED IN WHOLE OR IN PART UPON THE NEGLIGENCE OF WARREN. WARREN SHALL NOT BE RESPONSIBLE FOR OBTAINING INSURANCE TO COVER THE PRODUCT(S) AND RAW MAKE STORED HEREUNDER.

      (c) CBF AGREES TO DEFEND, INDEMNIFY AND HOLD THE WARREN GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS WHICH ARISE IN CONNECTION WITH ANY OF THE CBF GROUP'S OR ITS CUSTOMER'S TRANSPORTATION, STORAGE, USE, HANDLING, OR RESALE OF ANY OF THE UNSTENCHED PRODUCT(S) AND RAW MAKE AFTER DELIVERY OF CUSTODY, POSSESSION AND CONTROL OF SUCH UNSTENCHED PRODUCTS AND/OR RAW MAKE TO CBF. CBF'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH CLAIMS ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE NEGLIGENCE OF WARREN OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON WARREN, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE NEGLIGENCE OF WARREN IS DETERMINED TO BE THE SOLE CAUSE OF SUCH CLAIMS.

      (d) WARREN AGREES TO DEFEND, INDEMNIFY AND HOLD THE CBF GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS RESULTING FROM WARREN'S NEGLIGENT OPERATIONS IN THE STORAGE OR HANDLING OF UNSTENCHED PRODUCTS AND RAW



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           MAKE WHILE IN WARREN'S CUSTODY OR CONTROL, INCLUDING, WITHOUT
           LIMITATION, THAT PORTION OF ANY CLAIMS CAUSED BY THE NEGLIGENCE OF WARREN JOINTLY OR CONCURRENTLY WITH THE NEGLIGENCE OF CBF OR ANY MEMBER IN THE CBF GROUP.

      (e) FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED IN THIS AGREEMENT, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, EXCLUDING LOST PROFITS, AND SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES IN TORT, CONTRACT OR OTHERWISE.

16. NOTICE OF CLAIM AND FILING OF SUIT. Except for Claims that CBF may have by virtue of any indemnity granted by Warren to CBF as provided in this Agreement ("Indemnification Claims"), Claims by CBF and/or any other Person in the CBF Group, and all other Persons claiming by, through or under any Person in the CBF Group, must be presented in writing to Warren within a reasonable time, and in no event later than ninety (90) Days after (i) CBF's and/or any Person in the CBF Group's Product(s) and/or Raw Make is redelivered or removed from the Facilities or (ii) CBF is notified by Warren that loss of or damage to Product(s) and/or Raw Make has occurred, whichever is shorter. Except for any Indemnification Claims that CBF may have, no arbitration proceeding or action of any kind may be maintained by CBF and/or any Person in the CBF Group and any other Persons claiming by, through or under any Person in the CBF Group, against Warren for loss of or damage to Product(s) and/or Raw Make stored in the Facilities unless a written claim therefor is received by Warren within the time periods set forth herein and such arbitration proceeding is commenced within one year after (a) CBF's and/or any Person in the CBF Group's Product(s) and/or Raw Make is redelivered or removed from the Facilities or (b) CBF is notified by Warren that loss of or damage to Product(s) and/or Raw Make has occurred, whichever is shorter. In the situation where Warren notifies CBF of a loss or damage to Product(s) and/or Raw Make, the time limits for making written claims and the maintaining of actions after notice, as set forth herein, begin on the date such notice is sent by Warren. With respect to any Indemnification Claims that CBF may have, no arbitration proceeding or action of any kind may be maintained by CBF

December 15, 1997
Page 12


      and/or any Person in the CBF Group and any other Persons claiming by, through or under any Person in the CBF Group, against Warren unless such arbitration proceeding or action is commenced within two years from the act or event giving rise to such Indemnification Claim.

17.   FORCE MAJEURE.

      (a) In the event either Party hereto is rendered unable, wholly or in part, by reason of Force Majeure to carry out its obligations under this Agreement, upon such party's giving notice and reasonably full particulars of such Force Majeure in writing to the other Party after the occurrence of the cause relied on, then the obligations of such Party, other than the obligation to pay money due hereunder, insofar and only insofar as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period; and such cause shall, so far as reasonably possible, be remedied with all reasonable dispatch.

      (b) The term "Force Majeure" shall mean acts of God, strikes, lockouts or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate the precautionary shut-down of wells, plants, pipelines, gathering systems, loading facilities, terminals, the Facilities or any portion thereof, or other related facilities, floods, washouts, arrests and restraints of governments (either federal, state, civil or military), civil disturbances, explosions, sabotage, breakage or accidents to equipment, machinery, plants, the Facilities or any portion thereof, or lines of pipe, the lack or failure of brine or brine handling capacity, the making of repairs or alterations to any of the foregoing, inability to secure labor or materials, freezing of equipment, machinery, plants, the Facilities or any portion thereof, or lines of pipe, partial or entire failure of wells or gas supply, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, rule, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities and/or maintain operations, or any other causes, whether of the kind enumerated herein or otherwise, which are not within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome. Such term shall likewise include, in those instances where either Party hereto is required to obtain servitudes, rights-of-way, grants, permits or licenses to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such servitudes, rights-of-way grants, permits or licenses, and in those instances where either Party hereto is required to furnish materials and supplies for the purpose of constructing or maintaining facilities to enable such Party to fulfill its obligations

December 15, 1997
Page 13

           hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either Party's suppliers or customers providing a service or providing any equipment, goods, supplies or other items necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or services by such third-party suppliers or customers as a result of an event defined as Force Majeure hereunder.

      (c) Notwithstanding subsection 17(a) above, it is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Party when such course is inadvisable in the discretion of the Party having the difficulty.

18. SUCCESSORS AND ASSIGNS. This Agreement shall extend to and be binding upon the Parties hereto, their heirs, successors and permitted assigns. Notwithstanding the foregoing, neither Party may assign or sublet this Agreement in whole or in part without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, (i) either Party shall have the right to assign this Agreement to any of its Affiliates and to any future owner or owners of the Facilities without the necessity of obtaining any consent from the other Party; further provided, however, that any such assignment to an Affiliate shall in no way relieve or release the assigning Party from any of its obligations hereunder unless consented to in writing by the other Party and (ii) the foregoing shall be subject to CBF's rights offer such services to its fractionation customers as set forth in Section 15 B. of Exhibit "A".

19. NO COMMISSIONS, FEES OR REBATES. Except as expressly provided in this Agreement, no director, employee or agent of either Party shall give or receive any commission, fee, rebate gift or entertainment of significant cost or value in connection with this Agreement. Any representative or representative(s) authorized by either Party may audit the applicable records of the other Party for the purpose of determining whether there has been compliance with this Section.

20. SEVERABILITY. This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this

December 15, 1997
Page 14

      Agreement, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and
      (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

21. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED, AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

22. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Agreement, including, without limitation, all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement. No waiver by either Party hereto of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier.

23. SETOFFS AND COUNTERCLAIMS. Except as otherwise provided herein, Warren reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which Warren is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

24. NO PARTNERSHIP, ASSOCIATION, ETC. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

December 15, 1997
Page 15

25. EXHIBITS. All Exhibits attached hereto are incorporated herein by reference as fully as though contained in the body hereof. If any provision of any Exhibit conflicts with the terms and provisions hereof, the provisions of this Agreement shall prevail.

26. DTPA WAIVER. EACH PARTY EXECUTING THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS, IF ANY, UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH PARTY EXECUTING THIS AGREEMENT VOLUNTARILY CONSENTS TO THIS WAIVER. IN ADDITION, EACH PARTY EXECUTING THIS AGREEMENT HEREBY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT (i) SUCH PARTY'S LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY THE OTHER PARTY OR BY AN AGENT OF SUCH OTHER PARTY, AND (ii) NEITHER PARTY EXECUTING THIS AGREEMENT IS IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

27. PRINCIPLES OF CONSTRUCTION AND INTERPRETATION. In construing this Agreement, the following principles shall be followed:

      (a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

      (b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

      (c) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions; and

      (d) the plural shall be deemed to include the singular and vice versa, as applicable.

28. NOTICES. Any notice or other communication provided for in this Agreement or any notice which either Party may desire to give to the other shall be in writing and shall be deemed to have been properly given if and when sent by facsimile transmission, delivered by hand, or if sent by mail, upon deposit in the United States mail, either U.S. Express Mail, registered mail or certified mail, with all postage fully prepaid, or if sent by courier, by delivery to a bonded courier with charges paid in accordance with the customary arrangements established by such courier, in each case addressed to the Parties at the following addresses:

December 15, 1997
Page 16


      FOR WARREN:

      To:            WARREN PETROLEUM COMPANY,
                     LIMITED PARTNERSHIP
      Attention:     Vice President, Asset Marketing and Services
                     1000 Louisiana, Suite 5800
                     Houston, Texas 77002

      Phone:         (713) 507-6408
      FAX:           (713) 767-8246

      FOR CBF:

      To:            CEDAR BAYOU FRACTIONATORS, L.P.
                     c/o Warren Petroleum Company, Limited Partnership
      Attention:     Vice President, Asset Marketing and Services
                     1000 Louisiana, Suite 5800
                     Houston, Texas 77002

      Phone:         (713) 507-6408
      FAX:           (713) 767-8246

           WITH A COPY TO:

                     To:        Amoco Oil Company
                     Attention: Manager, NGL Planning and Optimization
                                Mail Code 1102
                     At:        200 East Randolph Drive
                                Chicago, Illinois 60601
                     or:        P.0. Box 87707
                                Chicago, Illinois 60681-0707
                     Phone:     (312) 856-6730
                     FAX:       (312) 616-0624

or at such other address as either Party shall designate by written notice to the other. A notice sent by facsimile shall be deemed to have been received by the close of the business Day following the Day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by U. S. Mail, whether by U. S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second business Day after the Day upon which it was sent, or such earlier time as is confirmed orally or in

December 15, 1997
Page 17


      writing by the receiving Party. Any Party may change its address or facsimile number by giving notice of such change in accordance herewith.

29.   ALTERNATIVE DISPUTE RESOLUTION.

      (a) COVERED DISPUTES - Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including, without limitation, the meaning of its provisions, or the proper performance of any of its terms by either Party, its breach, termination or invalidity ("Dispute") will be resolved in accordance with the procedures specified in this Section, which will be the sole and exclusive procedure for the resolution of any such Dispute, except that a Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite the filing of any such injunctive or other provisional judicial relief, the Parties will continue, subject to Subsection (j) below, to participate in the applicable procedures specified in this Section. The obligation to participate in such applicable procedures shall not require either Party to participate in the negotiation between executives procedures set forth in Subsection (c) below or the mediation procedures set forth in Subsection (d) below if either Party determines, in its sole discretion, that such procedures would be futile.

      (b) INITIATION OF PROCEDURES. Either Party desiring to initiate the dispute resolution procedures set forth in this Section with respect to a Dispute not resolved in the ordinary course of business (the "Initiating Party") must give written notice of the Dispute (the "Dispute Notice") to the other Party (the "Non-Initiating Party"). The Dispute Notice shall include (i) a statement of that Party's position and a summary of arguments supporting that position, and
           (ii) the name and title of the executive who will represent that Party, and of any other person who will accompany the executive, in the negotiations under Subsection (c) below.

      (c) NEGOTIATION BETWEEN EXECUTIVES - If one Party has given a Dispute Notice under Subsection (b) above, the Parties may attempt in good faith to resolve the Dispute within forty-five (45) days following receipt of the Dispute Notice by the Non Initiating Party by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement or the matter in Dispute. Within fifteen (15) days after receipt of the Dispute Notice, the Non-Initiating Party may submit to the other a written response. If given, the response will include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. If such a response is given by the Non-Initiating Party, within forty-five (45) days

December 15, 1997
Page 18


           following receipt of the Dispute Notice by the Non-Initiating Party, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.

      (d) MEDIATION - If the Dispute has not been resolved by negotiation under the Subsection (c) above within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party or if the Non-Initiating Party fails to respond within the required fifteen
           (15) day period, either Party may initiate the mediation procedure of this Subsection by giving written notice to the other Party ("Mediation Notice"). The Parties will endeavor to settle the Dispute by mediation within sixty (60) days of the Mediation Notice under the then current Center for Public Resources ("CPR") Model Mediation Procedure for Business Disputes. If the Parties have not agreed upon a mediator within seven (7) days after the Mediation Notice, either Party may request CPR assistance in the selection of a mediator under its guidelines. Unless otherwise agreed to by the Parties, no discovery shall be allowed during the sixty (60) day mediation period. If both Parties elect to participate in the mediation procedures set forth herein, the cost of the mediator will be shared equally between the Parties, unless otherwise agreed to in writing by the Parties. If one Party elects not to participate in the mediation procedures, neither Party shall bear any cost associated with such procedure, other than costs that each Party may have incurred in connection therewith which shall be borne by the Party that incurred such costs.

      (e) ARBITRATION. If the Dispute has not been resolved by mediation under the Subsection (d) above within the required sixty (60) day period or if either Party fails and/or refuses to participate in such mediation procedures, either Party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 ET SEQ., as amended, and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

      (f) ARBITRATION PROCEDURE. The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. Should either Party fail and/or refuse to name its arbitrator within the required fifteen (15) day period, the other Party shall be entitled to request the Senior Judge

December 15, 1997
Page 19


           of the United States District Court for the Southern District of Texas to select the arbitrator for such Party. All arbitrators shall be qualified by education or experience within the natural gas liquids portion of the energy industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either Party, or its Affiliates.

      (g) ARBITRATION HEARING. The three arbitrators shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings, including, without limitation, rules concerning discovery. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. The arbitration panel shall not have the authority to award incidental, consequential, special, punitive or exemplary damages. In addition, if an issue under consideration is limited to a determination of an amount of money owed by one Party to the other, each Party shall submit to the arbitration panel a final offer of its proposed resolution of the dispute. The arbitration panel shall be charged to select from the two proposals the one which the panel finds to be the most reasonable and consistent with the terms and conditions of this Agreement, and the arbitration panel shall not average the Parties' proposals or otherwise craft its own remedy. All evidence submitted in an arbitration proceeding, transcripts of such proceedings, and all documents submitted by the Parties in an arbitration proceeding shall be kept confidential and shall not be disclosed to any third Party by either Party hereto.

      (h) ARBITRATION DECISION AND COST. The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party.

      (i) ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party shall be entitled to reasonable attorneys' fees in any contested court proceeding brought to

December 15, 1997
Page 20


           enforce or collect any award of judgment rendered by the arbitrators,

      (j) TOLLING AND PERFORMANCE. Except as otherwise provided in this Section 29, all applicable statutes of limitation and defenses based upon the passage of time and all contractual limitation periods specified in this Agreement, if any, will be tolled while the procedures specified in this Section 29 are pending. The Parties will take all actions to effectuate necessary to effectuate the tolling of any applicable statute of limitation or contractual limitation periods. All deadlines specified herein may be extended by mutual written agreement of the Parties. Each Party is required to continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances. Notwithstanding the foregoing, the statute of limitations of the State of Texas applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Agreement, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding Subsections of this Section.

30. HEADINGS, ARTICLES AND SECTIONS. All references to "Articles" and "Sections" herein pertain to Articles and Sections of this Agreement, unless expressly stated otherwise. Headings are for purposes of reference only and shall not be used to construe the meaning of this Agreement.

31. NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other person whomsoever, it being the intention of the Parties that no third person shall be deemed a third Party beneficiary of this Agreement.

32. RECORDS RETENTION. Each of the Parties hereto agrees to retain all relevant files and records relating to this Agreement and the storage and redelivery of Product(s) and Raw Make hereunder for a period of no less than thirty six (36) Months.


(SIGNATURES ON FOLLOWING PAGE - REMAINING PORTION OF PAGE INTENTIONALLY LEFT BLANK)

December 15, 1997
Page 21


Please acknowledge the receipt and acceptance of this agreement by signing and dating a copy of this agreement in the space provided below and returning one copy to us for you files. Upon your acceptance, this agreement shall be in full force and effect.

Very truly yours,

/s/  STEPHEN A. FURBACHER
Stephen A. Furbacher
President


Agreed to and Accepted this

16th Day of December, 1997.


CEDAR BAYOU FRACTIONATORS, L.P.

By: Downstream Energy Ventures Co., L.L.C. Managing General Partner

By: /s/  WILLIAM E. PUCKETT
------------------------------------
William E. Puckett

Title:     Vice President
      ------------------------------


                SIGNATURE PAGE TO PRODUCT AND RAW MAKE STORAGE
                  AGREEMENT #84-969 BETWEEN WARREN PETROLEUM
                 COMPANY, LIMITED PARTNERSHIP AND CEDAR BAYOU
                             FRACTIONATORS, L.P.

                     'Confidential Treatment Requested'

December 15, 1997
Page 22


                                 EXHIBIT "A"
                                       to

                    Product and Raw Make Storage Agreement
                                by and between
                Warren Petroleum Company, Limited Partnership,
                                     and
                         Cedar Bayou Fractionators, L.P.

              PRODUCT AND RAW MAKE STORAGE AGREEMENT NO. 84-969

The attached Product and Raw Make Storage Agreement and this Exhibit "A" shall constitute the mutual agreement of Cedar Bayou Fractionators, L.P. ("CBF") and Warren Petroleum Company, Limited Partnership ("Warren") for CBF to lease space in the Storage Facility owned and/or controlled by Warren.

1.   DEFINITIONS:  Capitalized terms used in this Exhibit "A" shall have the same meanings given to them in the Product and Raw Make Storage Agreement to which this Exhibit is attached.

2.   TERM:         This Agreement shall commence as of January 1, 1998, and
                   shall be coterminous with that certain Limited Partnership
                   Agreement of Cedar Bayou Fractionators, L.P.

3.   PRODUCTS AND  Initial Products and Raw Make will be E/P Mix,
     RAW MAKE:     propane, normal butane, isobutane, natural gasoline,
                   Y-Grade Raw Product, Back-End Mix and Unfractionated
                   Products.

4.   STORAGE       The Facilities
     FACILITY:

5.   LEASE         A.  6,700,000 Barrels of Specification Product Storage;
     VOLUME:       B.  2,000,000 Barrels of Y-Grade Raw Product Storage (one
                       well-dedicated service);
                   C.  2,000,000 Barrels of Back-End Mix Storage (one
                       well-dedicated service); and
                   D.  1,000,000 Barrels of Unfractionated Products.

6:   STORAGE       Initial allocation of the 6,700,000 Barrels of Specification
     SPACE         Product storage space shall be as follows:
     ALLOCATION:

*                  EP-Mix                    [REDACTED] Barrels
*                  Propane                   [REDACTED] Barrels

                        'Confidential Treatment Requested'

December 15, 1997
Page 23


*                  Isobutane                 [REDACTED] Barrels
*                  Normal Butane             [REDACTED] Barrels
*                  Natural Gasoline          [REDACTED] Barrels

                   Subject to available capacity at the time, after taking into consideration third party commitments and Warren's and its Affiliates' reasonable internal storage requirements, and subject to the limitation of the Facilities from time to time, CBF may alter the allocation of its storage space for Specification Products at the beginning of each calendar quarter by notifying Warren in writing of such change at least forty five (45) days prior to the beginning of such quarter. Warren reserves the right to reject the allocations requested by CBF based on the limitations of the Facilities and/or the unavailability of capacity by notifying CBF in writing of such rejection at least fifteen (15) days prior to the beginning of such quarter.

7.   RECEIPT AND   A.  Subject to scheduling restrictions and
     REDELIVERY        facility capabilities, Warren will provide Specification
     FEES FOR          Product receipt rates at the Facilities from the Cedar
     SPECIFICATION     Bayou Fractionator as follows:
     PRODUCTS AND
     RAW PRODUCT       PRODUCT                   RECEIPT RATES
*                      EP mix                    [REDACTED] BPD
*                      Propane                   [REDACTED] BPD
*                      Iso Butane                [REDACTED] BPD
*                      Normal Butane             [REDACTED] BPD
*                      Natural Gasoline          [REDACTED] BPD

                       It is understood and agreed that the receipt rates set forth above may vary at any time and from time to time by a plus or minus 15%.

                       Subject to scheduling restrictions and facility capabilities, Warren will provide redelivery of the
* Specification Products listed above at [REDACTED] of the actual delivery rates from the Cedar Bayou
* Fractionator to the Facilities or [REDACTED] of the Receipt Rates set forth above, whichever is lower.

                   B. Subject to scheduling restrictions and facility capabilities, Warren will provide Raw Make receipt rates as follows:

*                      [REDACTED] BPD for Y-Grade Raw Product;
*                      [REDACTED] BPD for Back-End Mix; and
*                      [REDACTED] BPD for Unfractionated Products.

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Page 24

8.   LEASE RATE:  For the Initial Contract Year the Lease Rate shall be
* [REDACTED] per Year and billed Monthly [REDACTED] per Month). Each Year thereafter, the rate shall escalate based on the following formula:

*                 Lease Fee = [REDACTED] (CPIU/1997 CPIU)

                  WHERE:

                  CPIU       =   The Consumer Price Index for the final Month
                                 of the previous calendar Year

                  1997 CPIU  =   The Consumer Price Index for December, 1997

9.   EXCESS       For all barrels in CBF's account at month-end in excess of
     STORAGE:     (i) the then  current Lease Volume and/or (ii) the allocated volume of each Product as set forth in 6 above (it being understood and agreed that CBF shall never be allowed to store excess Y-Grade Raw Product, Back-End Mix or
                  Unfractionated Product), CBF will pay an excess storage fee
*                 of [REDACTED] per Gallon per Month ("Excess Storage Fee")
                  calculated as follows:

*                 [REDACTED]

*                 [REDACTED]

*                 [REDACTED]
                  * Only positive numbers can be used in this formula. If any of V, W, X, Y or Z are negative numbers, substitute zero instead. Each of V, W, X, Y and Z shall be referred to hereinafter as "Component Over-storage."

*                 [REDACTED]
                  **   Only if a positive number; if negative, no excess
                  storage fee will be payable

                  WHERE:

                  TVS       =    Total Volume Stored at Month-end for each
                                 category of Storage as set forth in 6 above
                                 (i.e. Specification Products, Y-Grade Raw
                                 Product, Back-End Mix and

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December 15, 1997
Page 25

                                 Unfractionated Products)
                  LV        =    Lease Volume for each category of Storage as
                                 set forth in 6 above
                  EPS       =    EP-Mix Stored at Month-end
                  AEPV      =    Allocated Volume of EP-Mix as set forth in 6
                                 above multiplied times 1.25 ***
                  PS        =    Propane Stored at Month-end
                  APV       =    Allocated Volume of Propane as set forth in 6
                                 above multiplied times 1.25 ***
                  IS        =    Isobutane Stored at Month-end
                  AIV       =    Allocated Volume of Isobutane as set forth in
                                 6 above multiplied times 1.25 ***
                  NBS       =    Normal Butane Stored at Month-end
                  ANBV      =    Allocated Volume of Normal Butane as set
                                 forth in 6 above multiplied times 1.25 ***
                  NGS       =    Natural Gasoline Stored at Month-end
                  ANGV      =    Allocated Volume of Natural Gasoline as set
                                 forth in 6 above multiplied times 1.25 ***

                     *** Each of AEPV, APV, AIV, ANBV, AND ANGV shall never be less than 50,000 Barrels. If the formula set forth above results in zero or less than 50,000, the number 50,000 will be used instead.

                     Notwithstanding the foregoing, if (i) unused storage capacity for a particular Product was available during the relevant time period and (ii) Warren (including its Affiliates) and Warren's storage customers were not adversely impacted by CBF's Component Over-storage attributable to such Product, Warren will waive that portion of the Excess Storage Fee applicable to such Product.

*10.  RETURN         [REDACTED] on barrels originating from the Facilities or
      PERCENTAGE:    the Cedar Bayou Fractionator. CBF will be responsible for
                     the actual gain or loss on wells that are in Raw Make service and are dedicated to CBF.

11.   REDELIVERY     No charge for redelivery to the following locations: TET,
      FEES:          Enron, EPC and Diamond. CBF shall have the right to tender propane (subject to Warren's allocation) into the Dixie pipeline for and on behalf of CBF's customers for a
*                    delivery fee of [REDACTED] per Barrel. Such Dixie pipeline tenders shall be limited to the quantity of propane produced at the Cedar Bayou Fractionator during the preceding Month, less any volumes of Propane produced at the Cedar Bayou Fractionator delivered during the current
                     Month into barges, tank cars, tank trucks or other pipelines.

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December 15, 1997
Page 26

12.  OTHER FEES:  CBF will pay Warren Product and Raw Make handling fees as follows:

                  1.   Loading/unloading of NGL barges will be at a fee of
* [REDACTED] per Gallon. The volume of Products CBF shall have the right to load into barges will be limited by type of Product to the volume of each such Product produced at the Cedar Bayou Fractionator during the preceding Month less any volumes of Products produced at the Cedar Bayou Fractionator delivered during the current Month into tank cars, tank trucks or pipelines.

                2.     Loading/unloading of NGL trucks or NGL railcars will be
*                      at a fee of [REDACTED] per Gallon for un-stenched
* Product and/or Raw Make and at a fee of [REDACTED] per Gallon for stenched Product. The volume of Products CBF shall have the right to load into NGL trucks and NGL railcars will be limited by type of Product to the volume of each such Product produced at the Cedar Bayou Fractionator during the preceding Month less any volumes of Products produced at the Cedar Bayou Fractionator delivered during the current Month into barges or pipelines.

                  There will be no volume limit on the Products and Raw Make unloaded by any method outlined above; provided, however, the unloading of Products and Raw Make will be subject to scheduling, well availability, and the then current operating configurations and capabilities. Specification products unloaded by NGL trucks, NGL railcars, barges or any other method will not be maintained as specification products and will be treated for all purposes hereunder as Unfractionated Product.

13.   PAYMENT     As set forth in Section 11 of the Agreement to which this
      TERMS:      Exhibit is attached.

14.   SCHEDULING: CBF shall schedule all movements through Warren's
                  Product Distribution Group. Delivery orders for CBF's account will not be honored unless the volume of Product(s) and Raw Make requested to be redelivered from storage is owned or controlled by CBF and credited to CBF's Storage Account.

*15.  SPECIAL     A.   At the end of the [REDACTED], the fees for Product and
      PROVISIONS:      Raw Make receipts, deliveries, excess storage and
                       barge/rail/truck loading/unloading (other fees) will be subject to renegotiation to the then current market rates for the same services at the Facilities.

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Page 27


                  B. This agreement is intended to cover storage and terminal services required for the Mont Belvieu Fractionator to
*                      process [REDACTED] Barrels per Day ([REDACTED] Barrels
* per Day Y-Grade Raw Product and [REDACTED] Barrels per Day of Back-End Mix and Unfractionated Products, combined) having a composition as existed during 1997.

                  C. It is understood and agreed that CBF shall not have the right to deliver Specification Products to the Facilities other than from the Cedar Bayou Fractionator.

                  D. It is further understood and agreed that this Agreement is being entered into to enable CBF to offer the services set forth above to its fractionation customers with the understanding that any such services performed by Warren for the benefit of CBF's customers shall be charged to CBF as though such services were performed for CBF's benefit. Notwithstanding the foregoing, CBF shall not be charged for any services performed by Warren on behalf of a CBF fractionation customer if such services are performed by Warren pursuant to a separate agreement entered into between such customer and Warren.

December 15, 1997
Page 28


                                 EXHIBIT "B"
                                       to
                    Product and Raw Make Storage Agreement
                                by and between
                Warren Petroleum Company, Limited Partnership,
                                       and
                         Cedar Bayou Fractionators, L.P.

             PRODUCT AND RAW MAKE STORAGE AGREEMENT NO. ________

                           SPECIFICATIONS FOR PRODUCTS

                                 ETHANE-PROPANE
                                  80-20 MIXTURE
                                  SPECIFICATION

      Product characteristics with test methods are herein specified for ethane-propane 80-20 mixtures received by Warren.

                                                                                      TEST METHODS
PRODUCT CHARACTERISTICS                        MINIMUM      MAXIMUM                   LATEST REVISION
-----------------------                        -------      -------                   ---------------
1. COMPOSITION                                                                         ASTM E-260
     Percent by Liquid Volume
     Methane (Percent of Ethane)                            2.0                        GPA 2177
     Ethylene (Percent of Ethane)                           1.0
     Methane, Ethane & Ethylene                 78.0        82.0
     Propane, Propylene, & Butanes              18.0        22.0                       ASTM D-2163
     Propylene                                              1.0
     Butanes                                                0.8

2. CORROSION
     Copper Strip @ 100 DEG. F                              1-b                        ASTM D-1838
     (Invalid if additive or inhibitor
     is used.)
     Corrosion Additive or Inhibitor,
     PPM by Weight                                          1                          Applicable Industry Practices

3. TOTAL SULFUR
     PPM by Weight in Liquid                                120                        ASTM D-3246

4. DRYNESS                                                  No Free Water              Visual

5. CARBON DIOXIDE
     PPM by Weight in Liquid                                1,000                      GPA 2177

PRODUCT ACCOUNTING
For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.
Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

December 15, 1997
Page 29


                                     PROPANE
                                  SPECIFICATION

Product characteristics with test methods are herein specified for propane received by Warren. This product meets the requirement of the GPA HD-5 propane specification.

                                                                                      TEST METHODS
PRODUCT CHARACTERISTICS                        MINIMUM      MAXIMUM                   LATEST REVISION
-----------------------                        -------      -------                   ---------------

1. COMPOSITION                                                                        ASTM E-260
     Percent by Liquid Volume Ethane                        As limited by other
                                                            components & vapor
                                                            pressure.
     Propane                                    90.0        100
     Propylene                                              5.0                       ASTM D-2163
     Butanes & Heavier                                      2.5
2. VAPOR PRESSURE
     Psig @ 100 DEG. F                                      208                       ASTM D-1267

3. CORROSION
     Copper Strip @ 100 DEG. F                              1-b                       ASTM D-1838
     (Invalid if additive or inhibitor is
     used.)
     Corrosion Additive or Inhibitor,
PPM by Weight.                                              1                         Applicable Industry Practices
4. TOTAL SULFUR
     PPM by Weight in Liquid                                120                       ASTM D-3246
5. HYDROGEN SULFIDE
     PPM by Weight in Liquid                                1                         Field - Length of Stain Tube
     (Lab test required if field test is                                              Lab Chromatography with
     positive.)                                                                       Flame Photometric Detector
6. CARBONYL SULFIDE
     PPM by Weight in Liquid                                2                         Field - Length of Stain Tube
     (Field test invalid if C(4) + exceeds
1.0  LV%) (Lab test required if field test                                            Lab - UOP 212 or UOP 791
     is positive.)                                                                    Lab - Gas Chromatography with
                                                                                      Flame Photometric Detector
7. NON-VOLATILE RESIDUE
     a) Milliliters @ 100 DEG. F                            0.05                      ASTM D-2158
     b) Oil Stain                                           Pass


THE FOLLOWING TESTS ARE OPTIONAL, DEPENDING
  UPON THE PRODUCT SOURCE:

8. DRYNESS
     Freeze Valve, Seconds                                  60 (Note 2)               ASTM D-2713
9. VOLATILE RESIDUE
     95% Evaporated - Temperature, DEG. F                   -37                       ASTM D-1837
10. AMMONIA
     PPM by Weight in Liquid                                 1                        Field - Length of Stain Tube
                                                                                      Lab - UOP 430
11. FLUORIDES
     PPM by Weight in Liquid as                              5                        Field - Length of Stain Tube
     Monatomic Fluorine

12. OTHER DELETERIOUS SUBSTANCES (PPM
  BY WEIGHT IN LIQUID)
     Includes but not limited to                             1                        Gas chromatography with flame
     (Isoprene, Butadiene, Vinyl                                                      ionization or electron capture
     Chloride, glycol, amine, caustic)                                                detection or other

December 15, 1997
Page 30


NOTES:     (1) The test methods for items 2 and 7 are not necessary if a compositional analysis is available which indicates compliance with these requirements.
           (2) The addition of methanol in the distribution system should be on a spot basis and must not exceed a rate of 5 gallons per 10,000 gallons of product.

December 15, 1997
Page 31


                                  NORMAL BUTANE
                                  SPECIFICATION

     Product Characteristics with test methods are herein specified for normal butane received by Warren.

                                                                                      TEST METHODS
PRODUCT CHARACTERISTICS                        MINIMUM      MAXIMUM                   LATEST REVISION
-----------------------                        -------      -------                   ---------------
1. COMPOSITION                                                                        ASTM E-260
     Percent by Liquid Volume
     Isobutane and Lighter                                  5.0                       ASTM D-2163
     Butylene (Percent of N. Butane)                        1.0
     N. Butane & Butylene                      95.0         100                       GPA 2165
     Pentanes & Heavier                                     2.0

2. VAPOR PRESSURE
     Psig @ 100 DEG. F                                      50                        ASTM D-1267

3. CORROSION
     Copper Strip @ 100 DEG. F                              1-b                       ASTM D-1838
     (Invalid if additive or inhibitor is
     used.)
     Corrosion Additive or Inhibitor,
PPM  by Weight                                              1                        Applicable Industry Practices

4. TOTAL SULFUR
     PPM by Weight in Liquid                                140                      ASTM D-3246

5. VOLATILE RESIDUE
     95% Evaporated - Temperature, DEG. F                   +36                      ASTM D-1837

6. DRYNESS                                                  No Free Water            Visual

NOTE: The test methods for Items 2 and 5 are not necessary if a compositional analysis indicates compliance with these requirements.

December 15, 1997
Page 32

                                    ISOBUTANE
                                  SPECIFICATION

     Product characteristics with test methods are herein specified for isobutane received by Warren.


                                                                                                    TEST METHODS
PRODUCT CHARACTERISTICS                          MINIMUM               MAXIMUM                      LATEST REVISION
-----------------------                          -------               -------                      ---------------
1. COMPOSITION                                                                                      ASTM E-260
         Percent by Liquid Volume
         Propane, Propylene and Lighter                                3.0                          ASTM D-2163
         Isobutane                               96.0                  100
         Butylene, Normal Butane & Heavier                             4.0

2. VAPOR PRESSURE
         Psig @ 100 DEG. F                                             62                           ASTM D-1267

3. CORROSION
         Copper Strip @ 100 DEG. F                                     1-b                          ASTM D-1838
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor,
PPM      by Weight                                                     1                            Applicable Industry Practices

4. TOTAL SULFUR
         PPM by Weight in Liquid                                       140                          ASTM D-3246

5. VOLATILE RESIDUE
         95% Evaporated - Temperature DEG. F                           +16                          ASTM D-1837

6. DRYNESS                                                             No Free Water                Visual



NOTE: The test methods for Items 2 and 5 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

December 15, 1997
Page 33

                                NATURAL GASOLINE
                                 SPECIFICATION

    Product characteristics with test methods are herein specified for natural gasoline received by Warren.


                                                                                                    TEST METHODS
PRODUCT CHARACTERISTICS                         MINIMUM                MAXIMUM                      LATEST REVISION
-----------------------                         -------                -------                      ---------------
1. COMPOSITION                                                                                      ASTM E-260
         Percent by Liquid Volume
         Butanes & Lighter                                             3.0                          GPA 2165
         Pentanes & Heavier                      97                    100

2. VAPOR PRESSURE
         Psi@ 100 DEG. F, Reid                                         14                            ASTM D-323

3. CORROSION
         Copper Strip @ 104 DEG. F                                     1-b                           ASTM D-130
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor,
PPM                                                                    1                             Applicable Industry Practices
         by Weight.

4. DOCTOR TEST                                                         Negative                      GPA 1138

5. DRYNESS                                                             No Free Water                 Visual

6. COLOR                                         +25                   No Color                      Field White Cup Method
                                                                                                    Lab - ASTM D-156
7. DISTILLATION
         End Point, DEG. F                                             375                           ASTM D-216


NOTE: The test methods for Items 2 and 7 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                            DEMETHANIZED RAW PRODUCT
                                SPECIFICATIONS
                WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP

Product characteristics with test methods are herein specified for any demethanized raw material of natural gas liquids received by Warren for delivery into pipeline(s).


                                                                                                     TEST METHODS
PRODUCT CHARACTERISTICS                                       MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                                       -------           -------              ---------------
1. COMPOSITION                                                                                       ASTM E-260
          Percent by Liquid Volume Predominantly
          Ethane, Propane, Butanes & Natural Gasoline
          (Pentanes & Heavier)                                                                       GPA 2177
          Methane & Ethylene                                                    2.0 of Ethane
          Ethylene                                                              1.0 of Ethane
          Propylene                                                             5.0 of Propane
          Butylene                                                              1.0 of Butanes       ASTM D-2163

2. CORROSION
          Copper Strip @ 100 DEG. F (Invalid if additive or                     1-b                  ASTM D-1838
          inhibitor is used.)
          Corrosion Additive or Inhibitor, PPMW                                 1                    Applicable Industry

3. TOTAL SULFUR
         PPM by Weight in Liquid                                                150                  ASTM D-3246

4. CARBON DIOXIDE
         PPM by Weight in Liquid                                                1000                 GPA 2177

5. DRYNESS                                                                      No Free Water        Visual

6. PENTANES & HEAVIER                                                           No Color             Visual Using White Cup
         Perform the Saybolt color test after weathering                                             Method
         sample to 70 DEG. F if white cup indicates possible
         color.

             COLOR                                           Plus 25
             Saybolt No.                                                                             ASTM D-156
             DISTILLATION                                                       375
             End Point, DEG. F                                                                       ASTM D-216

7. VAPOR PRESSURE
         Warren reserves the right to limit the amount of product having a vapor pressure above four-hundred (400) psia at 85 DEG. F delivered at any point for injection into the pipeline to the extent necessary to ensure that the vapor pressure of the composite stream transported in Chevron's pipeline does not exceed four-hundred (400) psia at
         95 DEG. F. Such limitation shall be on a prorata basis as directed by Chevron Pipeline Company. Vapor pressure shall be determined by ASTM Method D-1267 with an 85 DEG. F constant temperature bath.

8. DELETERIOUS SUBSTANCES (ppmw in liquid)
      COS                                           1
      Ammonia                                       1
      Fluorides                                     1




PRODUCT ACCOUNTING
For accounting purposes, methane and ethylene shall be considered ethane, propylene shall be considered propane, and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

TARIFF SPECIFICATIONS
Products delivered to Warren shall also meet any individual requirements of Chevron Pipeline Company's published tariff product specifications in effect at time of delivery if the individual tariff specification is more stringent than that of Warren.

December 15, 1997
Page 35

METHANOL
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.